UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2006


                              E COM VENTURES, INC.
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             (Exact name of registrant as specified in its charter)


           Florida                    0-19714                65-0977964
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 (State or Other Jurisdiction       (Commission            (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)


                            251 International Parkway
                             Sunrise, Florida 33325
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               (Address of Principal Executive Office) (Zip Code)


                                 (954) 335-9100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (b) On July 24, 2006, A. Mark Young, the Company's Chief Financial Officer, resigned effective as of July 28, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 E COM VENTURES, INC.

Date: July 25, 2006              By:   /s/ Michael W. Katz
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                                       Michael W. Katz,
                                       President and Chief Executive Officer